Inventories	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
Inventories	INVENTORIES:
Inventories are comprised of the following:

	December 31
	2021	2022
Raw materials	$1,585.8	$2,130.6
Work in progress	71.2	84.1
Finished goods	40.0	135.6
	$1,697.0	$2,350.3

We record inventory provisions, net of valuation recoveries, in cost of sales. Inventory provisions reflect write-downs in the value of our inventory to net realizable value, and valuation recoveries primarily reflect realized gains on the disposition of previously written-down inventory. During 2022, we recorded net inventory write-downs of $30.5, approximately two-thirds of which related to our ATS segment. During 2021, we recorded net inventory write-downs of $4.9, consisting of $7.2 in inventory write-downs pertaining to our ATS segment, offset in part by $2.3 of valuation recoveries in our CCS segment. During 2020, we recorded net inventory write-downs of $17.0, split approximately evenly between our
CCS and ATS segments. The accounting treatment of inventories destroyed in a fire event in June 2022 is described in notes 15 and 26. We regularly review the estimates and assumptions we use to value our inventory through analysis of historical performance, current conditions and future expectations.
    We receive cash deposits from certain of our customers primarily to help mitigate the impact of higher inventory levels carried due to the current constrained materials environment, and to reduce risks related to excess and/or obsolete inventory. Such deposits as of December 31, 2022 totaled $825.6 (December 31, 2021 — $434.0), and were recorded in accrued and other current liabilities on our consolidated balance sheet.